ENCORE CAPITAL GROUP, INC. ACQUISITION OF MARLIN FINANCIAL GROUP February 10, 2014 Exhibit 99.2

CAUTIONARY NOTE ABOUT
FORWARD-LOOKING STATEMENTS
The statements in this presentation that are not
historical facts, including, most importantly, those
statements preceded by, or that include, the
words “will,” “may,” “believe,” “projects,” “expects,”
“anticipates” or the negation thereof, or similar
expressions, constitute “forward-looking
statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the
“Reform Act”). These statements may include,
but are not limited to, statements regarding our
future operating results, earnings per share, and
growth. For all “forward-looking statements,” the
Company claims the protection of the safe harbor
for forward-looking statements contained in the
Reform Act. Such forward-looking statements
involve risks, uncertainties and other factors which
may cause actual results, performance or
achievements of the Company and its subsidiaries
to be materially different from any future results,
performance or achievements expressed or implied
by such forward-looking statements. These risks,
uncertainties and other factors are discussed in the
reports filed by the Company with the Securities
and Exchange Commission, including its most
recent report on Form 10-K, and its subsequent
reports on form 10-Q, each as it may be amended
from time to time. The Company disclaims any
intent or obligation to update these forward-looking
statements.

Cabot marked Encore's entrance into the UK market
Marlin enhances capabilities, diversification and scale
THE MARLIN ACQUISITION BUILDS ON ENCORE’S UK PLATFORM
CREATED BY THE HIGHLY SUCCESSFUL ACQUISITION OF CABOT
2
•
United two market leaders and created a platform in the UK for consolidation and diversification
•
Cabot investment has been highly successful to date
–
120-month gross ERC of £1.05 billion ¹
–
LTM portfolio purchases of £143 million ¹
•
Continued strong growth in the UK market expected
1. As of September 30, 2013

MARLIN IS A MARKET LEADING ACQUIRER OF NON-PERFORMING,
UNSECURED CONSUMER DEBT IN THE UK

Impressive growth track record
120-month gross ERC (£m) Market leader in non-performing debt purchasing, with litigation enhanced collections
•
Long-term, well-diversified ERC
•
Impressive track record of significant growth
Leading compliance track record
Key statistics as of September 30, 2013:
•
•
•
•
•
Source:    Company information
1.  Includes £50M funded by consortium partners
85
170
246
352
2010 2011 2012 Sep-13
Sophisticated, proprietary scorecard to identify optimal
litigation quality accounts
79% underpinned by long-term payment plans and 32%
secured on property
£2.2 billion face value of debt acquired for £264 million
120-month gross ERC of £352 million
462K customer accounts
LTM collections of £64 million
LTM capital deployment of £115 million
1

MARLIN PRESENTS A UNIQUE AND COMPELLING OPPORTUNITY
FOR CABOT TO ENHANCE ITS UK MARKET POSITION

Deep management
bench strength
Creates the UK
market leader by
ERC
Strong growth profile
Enhanced,
sustainable
profitability
• Increases Encore's exposure to the high-growth UK market
•
Strong relationships with key vendor banks make Cabot+Marlin well-placed to increasingly become the purchaser of choice
•
Creates the ability to optimize account scoring and collection channel across both operations
•
Operational efficiencies and economies of scale
•
Cabot+Marlin can leverage the full extent of UK market growth with complementary niches
•
Ability to sustain IRRs on future purchases through incremental litigation collections and other synergies
•
Valuable additional talent pool with deep industry experience
Investment rationale

COMBINATION STRENGTHENS LEADING UK DEBT PURCHASER

Combined ownership structure Key management team
Management
43%
43%
14%
Ken Stannard
Chief Executive Officer
Current Marlin CEO
Previously Managing Director,
Credit Cards, Lloyds Banking
Group
Managing Director, Capital One
UK Head of European
Operations, American Express
Chris Ross-Roberts
Chief Financial Officer
Current Cabot CFO
Previously Group Finance
Director, BPP Holdings
15 years of board level
experience
Stephen Mound
Director and Chief Operating Officer
Current Cabot COO
28 years of financial services
experience
Previously worked at the Co-
operative Bank and Littlewoods
Shop Direct Group

THE TRANSACTION WILL POSITION CABOT+MARLIN AS THE
LEADER IN THE UK DEBT PURCHASING MARKET

120-month gross ERC ¹ LTM portfolio purchases ¹
Source:    Company information
1.
2.
£ millions £ millions
2
2
Cabot+Marlin
Cabot
Arrow
Lowell
Marlin
Cabot+Marlin
Cabot
Arrow
Lowell
Marlin
1,403
1,051
627
531
352
258
143
122
121
115
As of September 30, 2013, selected peers represent UK debt purchasers with publicly traded bonds
Includes £50M funded by consortium partners.

THE TRANSACTION PRESENTS SUBSTANTIAL SYNERGY
OPPORTUNITIES ACROSS ALL OF OUR COMBINED OPERATIONS

Cabot's non-paying
back-book
Marlin's non-litigation
back-book
Combined front-book Encore's India operations
Further operational efficiencies
Significant uplift to Cabot's 120-
month ERC with Marlin's litigation
capabilities expected
Encore, Cabot and Marlin's
expertise and sharing of industry
best practice
Opportunity for increased
operational leverage
Enhanced ability to compete for
portfolios and deploy capital
Application of Cabot
scorecards/models to Marlin
back-book

THE TRANSACTION HAS A FAVORABLE FUNDING STRUCTURE AND
FINANCIAL IMPACT TO ENCORE

Fully funded by debt
at the Cabot level
Transaction expected to be
accretive to Encore's 2014 EPS
•
No additional investment
from Encore
•
Marlin's existing bond will
remain in place
•
Equity consideration
funded primarily via new
bond issued by Cabot
later this year
–
Interim £105 million
bridge facility
currently in place
•
Capacity maintained
under RCF to execute
purchasing plan as usual
Gross transaction value of
£295 million

MARLIN PROVIDES AN ENHANCED PLATFORM FOR ENCORE'S
SUSTAINED WORLDWIDE EARNINGS GROWTH

1. Calculation of EPS excludes one-time transaction and integration costs and non-cash interest associated with the Company's 2012 convertible debt offering
Marlin substantially enhances Cabot's
position in the UK market
Growth Profitability Encore EPS accretion
Well-placed to
leverage full extent of
UK market growth
IRRs protected even
as competition
increases
Helps achieve
Encore's 15% long-
term EPS growth¹